Pilgrim's Pride Corporation

Fiscal 2008 3rd Quarter Financial Results
July 29, 2008

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including as to the expected benefits and synergies associated with the acquisition of Gold Kist and changes in pricing, demand and market conditions for chicken products and profitability, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of doing business to increase, cause us to change the way we do business, or otherwise disrupt our operations; inability to consummate, or effectively integrate, any acquisition, including integrating our recent acquisition of Gold Kist, or realize the associated cost savings and operating synergies currently anticipated; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- Unless the context otherwise requires, the pro forma financial information referenced in this presentation assumes that we completed the acquisition of Gold Kist and the related financings at the beginning of the period presented. Please see our Annual Report on Form 10-K for the fiscal year ended September 29, 2007 and our Current Report on Form 8-K dated May 12, 2008 filed with the Securities and Exchange Commission.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude losses on early extinguishment of debt, and to exclude asset impairment and restructuring charges in connection with the closures of the company's Siler City processing facility and six distribution centers. We have included this information as we believe that investors may be interested in our results excluding these items as this is a way our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization (excluding amortization of capitalized financing costs). Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Third Quarter & Fiscal Year-to-Date Overview

- Reported net loss from continuing operations of $0.69 per share vs. net income of $0.95 per share in the third quarter of fiscal 2007.
  - Fiscal 2008 3rd quarter results from continuing operations exclude charge of $0.06 per share related to discontinued operations.
- Feed-ingredient costs and weak market pricing remain significant challenges
  - PPC 3rd quarter feed costs up $266 million vs. prior year same period
  - Feed represented 42.4% of COGS, up from 39.5% in Q2 2008
- Completed the previously announced closure of North Carolina processing plant and six distribution centers, eliminating a total of approximately 1,100 positions.
- Modified debt covenants and raised $177 million in a stock offering to gain greater financial flexibility and to provide liquidity to better to manage business in this volatile time.
- Continued taking steps to shorten our fixed-price sales contracts to 90-day periods in most cases, down from the standard one-year terms previously.
- Announced consolidation of El Dorado tray pack business into six other facilities, along with closure of El Paso distribution center

Protein Inflation Lagging Other Foods



June Consumer Price Index
% Change in CPI y-o-y
12.0%
9.0%
6.0%
3.0%
0.0%
10.4%
2.9%
9.2%
7.6%
Cereals and bakery products
Meats, poultry, fish and eggs
Dairy and related products
Fruits and vegetables

Consumers have only just begun to see higher prices for meat and poultry in their local grocery stores

Source: June Bureau of Labor Statistics Consumer Price Index

Market Pricing Not Enough to Cover Higher Feed Costs

UB Boneless Skinless Breast Meat Pricing



Q3 FY08 $1.47
Q3 FY07 $1.68
J F M A M J J* A S O N D
2006 2007 2008

Recent UB Boneless Skinless Breast Meat Pricing



July Average Price Per Lb.*
2006 2007 2008
$1.35 $1.64 $1.41
2006 2007 2008

UB Georgia Dock Pricing



Q3 FY08 $0.84
Q3 FY07 $0.80
J F M A M J J* A S O N D
2006 2007 2008

UB Leg Quarter Pricing



Q3 FY08 $0.46
Q3 FY07 $0.45
J F M A M J J* A S O N D
2006 2007 2008

*MTD Average through July 28, 2008
Source: Urner Barry

Weekly Egg Sets Declining



Weekly Egg Sets
225
220
215
210
205
200
mm eggs
4/5/08
4/12/08
4/19/08
4/26/08
5/3/08
5/10/08
5/17/08
5/24/08
5/31/08
6/7/08
6/14/08
6/21/08
6/28/08
7/5/08
7/12/08
7/19/08
2006
2007
2008

Source: USDA

Input Costs – Corn & Soybean Meal Biggest Drivers


120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
Current Price Increase vs. Prior Year Avg.
Soybean Oil
Soybean Meal
Corn
Natural Gas
Diesel fuel
Wheat
$1.0 Billion
-100%
-50%
0%
50%
100%
150%
200%
Current Price Increase vs. 5 Year Avg.

Size of Circle = total dollar spend based upon current market and current volumes

Grain Prices Have Backed Off, Yet Remain at Historically High Levels



Corn - Daily CBOT Cents/bu
Meal - Daily CBOT $/ton
Price Changes From 10/1/2007 to 7/24/2008
Corn up $2.04/bushel
Meal up $95.00/ton
Corn $/bushel
Meal $/ton
$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$480
$460
$440
$420
$400
$380
$360
$340
$320
$300
$280
$260
$240
$220
$200
$180
11/1/2006
11/30/2006
12/29/2006
1/31/2007
3/1/2007
3/29/2007
4/27/2007
5/25/2007
6/25/2007
7/24/2007
8/21/2007
9/19/2007
10/17/2007
11/14/2007
12/13/2007
1/14/2008
2/12/2008
3/12/2008
4/10/2008
5/8/2008
6/6/2008
7/7/2008

As of 7/24/2008

No Near-term Relief Expected in Energy Prices



Henry Hub Natural Gas Spot Price
% Change y-o-y
$/mcf
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
125%
100%
75%
50%
25%
0%
-25%
-50%
-75%
6.73
6.35
6.83
7.41
7.76
6.35
7.19
8.92
11.74
13.32
13.41
6.94
7.17
11.86
Q1 2006
Q2
Q3
Q4
Q1 2007
Q2
Q3
Q4
Q1 2008
Q2
Q3
Q4
2006
2007
2008



Retail Diesel Spot Price
% Change y-o-y
$/Gallon
5
4
3
2
1
0
125%
100%
75%
50%
25%
0%
-25%
-50%
2.50
2.84
2.92
2.56
2.55
2.81
2.90
3.27
3.52
4.40
4.73
4.75
2.71
2.88
4.35
Q1 2006
Q2
Q3
Q4
Q1 2007
Q2
Q3
Q4
Q1 2008
Q2
Q3
Q4
2006
2007
2008

EIA Estimated Pricing

3rd Qtr 2008 — **Natural Gas and Diesel Increase versus prior year 3rd quarter**

Natural Gas: 109.8%

Diesel: 63.1%

4th Qtr 2008 — **Natural Gas and diesel increase versus prior year 4th quarter**

Natural Gas: 86.5%

Diesel: 45.3%

1st Qtr 2009 — **Natural Gas and Diesel increase versus prior year 1st quarter**

Natural Gas: 50.4%

Diesel: 31.8%

2nd Qtr 2009 — **Natural Gas decreases, Diesel increases versus prior year 2nd quarter**

Natural Gas: -2.6%

Diesel: 4.5%

* Source: Energy Information Administration Base Case Pricing Projections July 2008

Disciplined Approach to Capital Expenditures



Million $
Maintenance/Other
Efficiency/Expansion
240
220
200
180
160
140
120
100
80
60
40
20
0
$41.9
$18.7
$23.2
$28.4
$15.8
$12.6
$134.7
$49.3
$85.4
$147.4
$59.1
$88.3
$97.6
$48.3
$49.3
$172.3
$67.9
$104.4
$185.1
$77.4
$107.7
$135.2
$66.6
$68.6
3Q FY07
3Q FY08
9-Mo FY07
9-Mo FY07 PF
9-Mo FY08
FY 07
FY 07 PF
LTM 6/28/08

*The Company projects FY2008 capital expenditures of approximately $130 - $150 million.

Earnings Per Share

	FY2008[1]	FY2007[3]	% Change
3rd Quarter			
EPS	($0.75)	$0.94	-180%
EPS from Continuing Operations	($0.69)	$0.95	-173%

	FY2008[2]	FY2007[3]	% Change
3rd Quarter YTD			
EPS	($2.90)	$0.21	-1481%
EPS from Continuing Operations	($2.85)	$0.22	-1395%

	FY2008[2]	FY2007[3]	% Change
Pro forma YTD			
EPS	($2.90)	($0.31)	-835%
EPS from Continuing Operations	($2.85)	($0.30)	-850%

(1) Includes restructuring charges of $3.5 million, or $0.03 per share in connection with the closures of the company's Siler City processing facility and six distribution centers in 2QFY2008.
(2) Includes asset impairment charges of $12.0 million, or $0.12 per share, and restructuring charges of $9.1 million, or $0.09 per share in connection with the closures of the company's Siler City processing facility and six distribution centers in 2QFY2008.
(3) Includes a charge of $14.5 million, or $0.14 per share related to the early extinguishment of debt incurred by the company in connection with the financing of the Gold Kist acquisition in Q2 FY2007.

Sales Segment – 3rd Quarter

($ in millions)

	Actual		
	FY2008	FY2007	% Change
Chicken:			
United States	$ 1,829.2	$ 1,809.3	1.1%
Mexico	154.2	131.7	17.1%
Total Chicken Sales	1,983.4	1,941.0	2.2%
Sale of Other Products:			
United States	214.1	157.7	35.8%
Mexico	10.0	5.8	72.4%
Total Sale of Other Products	224.1	163.5	37.1%
Total Net Sales	$ 2,207.5	$ 2,104.5	4.9%

Sales Segment – 3rd Quarter YTD

($ in millions)	Actual			Pro forma	
	FY2008	FY2007	% Change	FY2007	%Change
Chicken:					
United States	$ 5,280.3	$ 4,523.7	16.7%	$ 5,039.3	4.8%
Mexico	402.4	365.6	10.1%	365.6	10.1%
Total Chicken Sales	5,682.7	4,889.3	16.2%	5,404.9	5.1%
Sale of Other Products:					
United States	648.5	482.1	34.5%	494.4	31.2%
Mexico	24.4	12.2	100.0%	12.2	100.0%
Total Sale of Other Products	672.9	494.3	36.1%	506.6	32.8%
Total Net Sales	$ 6,355.6	$ 5,383.6	18.1%	$ 5,911.5	7.5%

Results from Operations – 3rd Quarter

($ in millions, except per share figures)	Actual FY2008[1]	Actual FY2007	Actual %Change
Net Sales	$ 2,207.5	$ 2,104.5	4.9%
Net Income (Loss)	$ (52.8)	$ 62.6	-184.3%
Net Income (Loss) from Continuing Operations	**$ (48.3)**	**$ 63.3**	**-176.3%**
EBITDA	$ 16.9	$ 196.3	-91.4%
Adjusted EBITDA	**$ 20.4**	**$ 196.3**	**-89.6%**
EBITDA Reconciliation			
Net Income (Loss) from Continuing Operations	$ (48.3)	$ 63.3	
Add:			
Income tax (benefit) expense	(28.5)	36.7	
Interest expense, net	34.9	39.8	
Depreciation and amortization	60.5	57.6	
Minus:			
Amortization of capitalized financing costs	1.7	1.1	
EBITDA	**$ 16.9**	**$ 196.3**	**-91.4%**
EBITDA Margin	0.77%	9.33%	
Adjustments			
Restructuring	3.5	-	
EBITDA - Adjusted	**$ 20.4**	**$ 196.3**	**-89.6%**
EBITDA Margin - Adjusted	0.92%	9.33%	

(1) Includes restructuring charges of $3.5 million, or $0.03 per share in connection with the closures of the company's Siler City processing facility and six distribution centers in 2QFY2008.

Results from Operations – 3rd Quarter YTD

($ in millions, except per share figures)	Actual FY2008[1]	Actual FY2007[2]	Actual %Change	Pro forma FY2007[2]	Pro forma % Change
Net Sales	$ 6,355.6	$ 5,383.6	18.1%	$ 5,911.5	7.5%
Net Income (Loss)	$ (196.6)	$ 13.8	-1524.6%	$ (20.4)	-863.7%
Net Income (Loss) from Continuing Operations	**$ (193.0)**	**$ 14.4**	**-1440.3%**	**$ (19.8)**	**-874.7%**
EBITDA	$ (8.6)	$ 255.9	-103.4%	$ 251.5	-103.4%
Adjusted EBITDA	**$ 12.5**	**$ 270.4**	-95.4%	**$ 266.0**	-95.3%
EBITDA Reconciliation					
Net Income (Loss) from Continuing Operations	$ (193.0)	$ 14.4		$ (19.8)	
Add:					
Income tax (benefit) expense	(85.5)	10.8		(9.9)	
Interest expense, net	97.6	89.1		114.9	
Depreciation and amortization	176.1	144.5		169.7	
Minus:					
Amortization of capitalized financing costs	3.8	2.9		3.4	
EBITDA	**$ (8.6)**	**$ 255.9**	**-103.4%**	**$ 251.5**	**-103.4%**
EBITDA Margin	-0.14%	4.75%		4.25%	
Adjustments					
Asset Impairment	12.0	-		-	
Restructuring	9.1	-		-	
Loss on early extinguishment of debt	-	14.5		14.5	
EBITDA - Adjusted	**$ 12.5**	**$ 270.4**		**$ 266.0**	
EBITDA Margin - Adjusted	0.20%	5.02%		4.50%	

(1) Includes asset impairment charges of $12.0 million, or $0.12 per share, and restructuring charges of $9.1 million, or $0.09 per share in connection with the closures of the company's Siler City processing facility and six distribution centers in 2QFY2008.

(2) Includes a charge of $14.5 million, or $0.14 per share related to the early extinguishment of debt incurred by the company in connection with the financing of the Gold Kist acquisition in Q2 FY2007.

Summary Operating Results – 3rd Quarter

($ in millions)

	Actual	
	FY2008[1]	FY2007
Operating Income (Loss):		
Chicken:		
United States	$ (68.9)	$ 116.7
Mexico	7.0	14.4
Total Chicken	(61.9)	131.1
Other Products:		
United States	18.4	4.9
Mexico	1.0	0.8
Total Other Products	19.4	5.7
GAAP Operating Income (Loss):	**$ (42.5)**	**$ 136.8**
Operating Margin	-1.9%	6.5%

(1) Includes restructuring charges of $3.5 million, or $0.03 per share in connection with the closures of the company's Siler City processing facility and six distribution centers in 2QFY2008.

Summary Operating Results – 3rd Quarter YTD

($ in millions)	Actual		Pro forma
	FY2008[1]	FY2007[2]	FY2007[2]
Operating Income (Loss):			
Chicken:			
United States	$ (262.2)	$ 101.2	$ 70.0
Mexico	(0.9)	3.1	3.2
Total Chicken	(263.1)	104.3	73.2
Other Products:			
United States	74.6	15.1	15.7
Mexico	3.0	1.9	1.9
Total Other Products	77.6	17.0	17.6
GAAP Operating Income (Loss):	**$ (185.5)**	**$ 121.3**	**$ 90.8**
Operating Margin	-2.9%	2.3%	1.5%

(1) Includes asset impairment charges of $12.0 million, or $0.12 per share, and restructuring charges of $9.1 million, or $0.09 per share in connection with the closures of the company's Siler City processing facility and six distribution centers in 2QFY2008.

(2) Includes a charge of $14.5 million, or $0.14 per share related to the early extinguishment of debt incurred by the company in connection with the financing of the Gold Kist acquisition in Q2 FY2007.

Long-term Debt

($ in thousands)	June 28, 2008				September 29, 2007			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior subordinated unsecured notes, at interest at 7 5/8%	2015	400,000	--	400,000	2015	400,000	--	400,000
Senior subordinated notes, interest at 8 3/8%	2017	250,000	--	250,000	2017	250,000	--	250,000
Revolving term/credit facility with notes payable at LIBOR plus 1.50 - to - 3.00%*	2016	175,000	375,000	550,000	2016	--	550,000	550,000
Term Loan with bank at 6.84% (7.34%)*	2016	98,500	--	98,750	2016	99,250	--	99,250
Term loan with bank at 7.06% (7.56%)*	2016	108,625	--	108,900	2016	109,725	--	109,725
Voluntary converted loans at LIBOR plus 1.50% - to - 3.00%*	2016	269,925	--	269,925	2016	269,925	--	269,925
Term floating loan at LIBOR plus 2.00 - to - 2.75%*	2016	143,725	--	143,725	2016	143,725	--	143,725
Mexico revolving credit facility	2011	54,120	--	54,120	2011	26,293	23,707	50,000
Other notes payable	VAR	21,379	--	22,541	VAR	22,512	--	22,512
		1,521,274	$ 375,000	$ 1,897,961		1,321,430	$ 573,707	$ 1,895,137
Less current maturities		2,295				2,872		
Total Long-term debt		$ 1,518,979				$ 1,318,558		

*Temporary rates and LIBOR ranges are adjusted to reflect the amendments effective May 1, 2008 through FY2009

Other Credit Facilities

($ in thousands)	June 28, 2008				September 29, 2007			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 1.25% to LIBOR plus 2.75%*	2013	$ -	$ 213,400	$ 300,000	2013	$ -	$ 215,133	$ 300,000
Total Debt		$ 1,521,474	$ 588,400	$ 2,195,957		$ 1,321,430	$ 788,840	$ 2,195,137
Receivables Purchase Agreement	2012	$ 268,958	$ 2,758	$ 300,000	2012	$ 300,000	$ -	$ 300,000
Total Debt and Receivable Purchase Facilities		$ 1,790,432	$ 591,158	$ 2,495,957		$ 1,621,430	$ 788,840	$ 2,495,137

*Temporary rates and LIBOR ranges are adjusted to reflect the amendments effective May 1, 2008 through FY2009

Temporary Financial Covenant Changes

Ratios Adjusted:	Original Requirement	Actual Q3 FY 2008	New Requirement Q3 FY2008 - Q3 FY2009	New Requirement Q4 FY2009	Return to Original Q1 FY2010
Leverage Ratio	65.00%	56.12%	70.00%	70.00%	65.00%
Tangible Net Worth	$423,508	$577,469	$250,000	$300,000	$300,000 to 50% of Net Income
Net Tangible Assets to Total Liabilities	112.50%	121.39%	105.00%	110.00%	112.50%
Fixed Charge Coverage	150.00%	190.47%	125.00%	125.00%	150.00%

Other Ratios:		
Current Ratio	1.35	1.58
Net Working Capital	$250,000	$535,666

* For the exact terms of the covenants, please see the company debt agreements, and the amendments, thereto which are filed as exhibits to the Company's Annual Report on Form 10-K and subsequent filings with the SEC